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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):      NOVEMBER 30, 1999
                                                     ---------------------------



                                    HIE, INC.
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             (Exact name of registrant as specified in its charter)




               GEORGIA                   0-27056              58-2112366
   -------------------------------     ------------      ----------------------
   (State or other jurisdiction of     (Commission         (I.R.S. Employer
    incorporation or organization)     File Number)      Identification Number)



    1850 PARKWAY PLACE, SUITE 1100, MARIETTA, GEORGIA                30067
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        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (770) 423-8450
                                                   -----------------------------



                                      N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         (a) HIE, Inc. ("HIE" or the "Company") is a party to a $5.0 million line of credit (the "Credit Facility") with Silicon Valley Bank (the "Bank"), under which the balance outstanding was $3.9 million on November 30, 1999 and $200,000 was available for borrowing at November 30, 1999 due to certain borrowing base limitations. The Credit Facility currently provides for borrowings bearing interest at the Bank's prime rate plus 2%, is secured by the Company's assets, including intellectual property, and expires on December 31, 1999. The Fifth Loan Modification Agreement dated November 30, 1999 is attached as an exhibit to this Current Report on Form 8-K.

         (b) On December 21, 1999, HIE and an unrelated third-party customer entered into a convertible note and warrant purchase agreement, pursuant to which HIE obtained a $3 million working capital loan with interest payable quarterly at a rate of 7.8% per annum and the principal payable on December 21, 2000. The note is convertible at maturity at the holder's option into that number of shares of the Company's Common Stock determined by dividing the outstanding principal amount by $3.19 (approximately 940,439 shares). The warrant purchase agreement entitles the holder to purchase 47,022 shares of the Company's common stock at any time on or before December 21, 2004 at an exercise price of $3.19 per share. The shares of Common Stock underlying the convertible note and the warrant purchase agreement are subject to piggyback registration rights.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits


         Exhibit
         Number            Description
         -------           -----------
         10                Fifth Loan Modification Agreement dated November 30, 1999
                           between HIE, Inc. and Silicon Valley Bank.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      HIE, Inc.



                                      By:   /s/ Joseph A. Blankenship
                                            ---------------------------------
                                            Joseph A. Blankenship
                                            Senior Vice President - Finance,
                                            Chief Financial Officer,
                                            Treasurer and Secretary

Date: December 29, 1999


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                                  EXHIBIT INDEX


         Exhibit
         Number            Description
         -------           -----------

         10                Fifth Loan Modification Agreement dated November 30, 1999
                           between HIE, Inc. and Silicon Valley Bank.


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